Events after the reporting period	12 Months Ended
Mar. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting period	Events after the reporting period
In April 2024 the Group launched a repricing of its 7 years EUR610 million SSTL, and EUR97.5 million SSRF (for details see Note 26), and on May 4, 2024 its subsidiary, Global Blue Acquisition B.V., successfully allocated the repricing of both the SSTL and SSRF, with the repricing expected to close on or prior to June 30, 2024 and upon closing will reduce the interest rate margin applicable to the Group under both the SSTL and SSRF by 100 basis points (from 5.00% to 4.00%, and from 4.50% to 3.50% per annum respectively), in each case subject to further reduction pursuant to a margin ratchet based on leverage. The Group is currently assessing the impact this will have on its operations and financial results.